January 28, 2026	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL FIRST QUARTER OF
2026 RESULTS

•Record client assets under administration of $1.77 trillion and record Private Client Group assets in fee-based accounts of $1.04 trillion, up 14% and 19%, respectively, over December 2024
•Record quarterly net revenues of $3.74 billion, up 6% over the prior year’s fiscal first quarter and just above the preceding quarter
•Quarterly net income available to common shareholders of $562 million, or $2.79 per diluted share; quarterly adjusted net income available to common shareholders of $577 million(1), or $2.86 per diluted share(1)
•Domestic Private Client Group net new assets(2) of $30.8 billion for the fiscal first quarter, or annualized growth from beginning of quarter assets of 8.0%
•Securities-based loans of $21.7 billion, up 28% over the prior year’s fiscal first quarter and 10% above the preceding quarter
•Annualized return on common equity and annualized adjusted return on tangible common equity were 18.0% and 21.4%(1), respectively, for the fiscal first quarter.

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.74 billion and net income available to common shareholders of $562 million, or $2.79 per diluted share, for the fiscal first quarter ended December 31, 2025. Excluding $15 million of expenses, net of tax, related to acquisitions, quarterly adjusted net income available to common shareholders was $577 million(1), or $2.86 per diluted share(1).

“Our focus on being the absolute best firm for financial professionals and their clients has contributed to record quarterly revenues of $3.74 billion, record client assets of $1.77 trillion and annualized net new asset growth of 8%,” said CEO Paul Shoukry. “We continue to deploy capital with a focus on the long term, as evidenced by our robust organic growth, continued investments in our technology and platform, and our recently announced acquisition of Clark Capital, an independent asset manager with a cultural and strategic fit and consistently strong growth. We also increased our quarterly dividend by 8% and repurchased $400 million of shares during the quarter.”

Record quarterly net revenues increased 6% over the prior year’s fiscal first quarter, largely driven by continued growth in asset management and related administrative fees which increased 15% to $2.0 billion. Compared to the preceding quarter, net revenues reflect strong growth in asset management and related administrative fees, partially offset by lower investment banking revenues and a decline in affordable housing investments business revenues compared with a seasonally strong preceding quarter. Quarterly pre-tax income was substantially unchanged from the preceding quarter while net income available to common shareholders decreased 7% largely due to an anticipated higher effective tax rate. For the fiscal first quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 18.0% and 21.4%(1), respectively.

Please refer to the footnotes at the end of this press release for additional information.

Segment Results
Private Client Group

•Record quarterly net revenues of $2.77 billion, up 9% over the prior year’s fiscal first quarter and 4% over the preceding quarter
•Quarterly pre-tax income of $439 million, down 5% compared to the prior year’s fiscal first quarter and up 6% over the preceding quarter
•Record Private Client Group assets under administration of $1.71 trillion, up 15% over December 2024 and 3% over September 2025
•Record Private Client Group assets in fee-based accounts of $1.04 trillion, up 19% over December 2024 and 3% over September 2025
•Domestic Private Client Group net new assets(2) of $30.8 billion for the fiscal first quarter, or annualized growth from beginning of the quarter assets of 8.0%
•Total clients’ domestic cash sweep and Enhanced Savings Program balances of $58.1 billion, down 3% compared to the prior year’s fiscal first quarter and up 3% over the preceding quarter

Quarterly net revenues rose 9% year-over-year primarily driven by higher asset management and related administrative fees, partially offset by the impact of lower short-term interest rates. Asset management and related administrative fees increased 15% from last year's first quarter to $1.69 billion, mainly due to market appreciation and net inflows into PCG fee-based accounts. Pre-tax income declined year-over-year primarily due to the aforementioned impact of lower interest-related revenues resulting from lower interest rates and costs associated with our continued investments in growth.

Capital Markets

•Quarterly net revenues of $380 million, down 21% compared to the prior year’s fiscal first quarter and 26% compared to the preceding quarter
•Quarterly investment banking revenues of $200 million, down 37% compared to the prior year’s fiscal first quarter and 35% compared to the preceding quarter
•Quarterly pre-tax income of $9 million

Quarterly net revenues decreased 21% compared to the prior year period, driven predominantly by lower M&A and advisory revenues. Sequentially, quarterly net revenues declined 26% largely due to lower debt underwriting and M&A and advisory revenues, and a decline in affordable housing investments business revenues compared with a seasonally strong preceding quarter. While investment banking revenues were lower in the fiscal first quarter largely due to the timing of closings, the pipeline remains strong.

Asset Management

•Record quarterly net revenues of $326 million, up 11% over the prior year’s fiscal first quarter and 4% over the preceding quarter
•Record quarterly pre-tax income of $143 million, up 14% over the prior year’s fiscal first quarter and 8% over the preceding quarter
•Record financial assets under management of $280.8 billion, up 15% over December 2024 and 2% over September 2025

The increase in quarterly net revenues and pre-tax income over both the prior-year and sequential quarters is largely attributable to higher financial assets under management due to market appreciation and net inflows into fee-based accounts in the Private Client Group.

Earlier in January, the firm announced the acquisition of Clark Capital Management Group, Inc. (“Clark Capital”), an asset management firm specializing in wealth-focused solutions, with over $46 billion in combined assets under management and non-discretionary assets as of December 31, 2025. With its track record of strong inflows and high growth, Clark Capital will become a part of our multi-boutique offering within Raymond James Investment Management.
Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $487 million, up 15% over the prior year’s fiscal first quarter and 6% over the preceding quarter
•Quarterly pre-tax income of $173 million, up 47% over the prior year’s fiscal first quarter and 30% over the preceding quarter
•Record net bank loans of $53.4 billion, up 13% over December 2024 and 4% over September 2025
•Bank segment net interest margin (“NIM”) of 2.81% for the quarter, up 21 basis points over the prior year’s fiscal first quarter and 10 basis points over the preceding quarter

Net bank loans grew 13% over the year-ago quarter, attributable mainly to ongoing growth in securities-based and residential mortgage loans, which rose by 28% and 10%, respectively. Bank segment net interest income increased 14% and 6%, compared to the prior-year and preceding quarter, respectively, due to loan growth and lower funding costs driven by the decline in short-term rates and a favorable mix shift in deposits. These factors also led to NIM of 2.81%, expanding by 10 basis points from the preceding quarter. The credit quality of the loan portfolio remains strong.

Other

The effective tax rate for the quarter was 22.7%, reflecting a seasonal tax benefit arising from share-based compensation that settled during the quarter.

In December, the Board of Directors increased the quarterly cash dividend on common shares 8% to $0.54 per share and authorized common stock repurchases of up to $2 billion, replacing the previous authorization. During the fiscal first quarter, the firm repurchased $400 million of common stock at an average price of $162 per share. As of December 31, 2025, $1.9 billion remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.3%(3) and the tier 1 leverage ratio was 12.7%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, January 28, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location for 30 days. For a listen-only connection to the conference call, please dial: 888-596-4144 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.77 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates, inflation, and international trade policies), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal First Quarter of 2026	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Net revenues	$3,735	$3,537	$3,727	6%	—%
Pre-tax income	$728	$749	$731	(3)%	—%
Net income available to common shareholders	$562	$599	$603	(6)%	(7)%

Earnings per common share: (4)
Basic	$2.85	$2.94	$3.03	(3)%	(6)%
Diluted	$2.79	$2.86	$2.95	(2)%	(5)%

Non-GAAP measures: (1)
Adjusted pre-tax income	$748	$769	$770	(3)%	(3)%
Adjusted net income available to common shareholders	$577	$614	$635	(6)%	(9)%
Adjusted earnings per common share – basic (4)	$2.92	$3.01	$3.19	(3)%	(8)%
Adjusted earnings per common share – diluted (4)	$2.86	$2.93	$3.11	(2)%	(8)%

	Three months ended
Other selected financial highlights	December 31, 2025	December 31, 2024	September 30, 2025
Return on common equity (5)	18.0%	20.4%	19.6%
Adjusted return on common equity (1) (5)	18.5%	20.9%	20.6%
Adjusted return on tangible common equity (1) (5)	21.4%	24.6%	23.9%
Pre-tax margin (6)	19.5%	21.2%	19.6%
Adjusted pre-tax margin (1) (6)	20.0%	21.7%	20.7%
Total compensation ratio (7)	65.6%	64.2%	64.2%
Adjusted total compensation ratio (1) (7)	65.4%	64.0%	64.0%
Effective tax rate	22.7%	19.9%	17.4%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal First Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Asset management and related administrative fees	$1,999	$1,743	$1,877	15%	6%
Brokerage revenues:
Securities commissions	486	440	473	10%	3%
Principal transactions	126	119	133	6%	(5)%
Total brokerage revenues	612	559	606	9%	1%
Account and service fees	308	342	297	(10)%	4%
Investment banking	208	325	316	(36)%	(34)%
Interest income	1,007	1,027	1,014	(2)%	(1)%
Other	42	39	80	8%	(48)%
Total revenues	4,176	4,035	4,190	3%	—%
Interest expense	(441)	(498)	(463)	(11)%	(5)%
Net revenues	3,735	3,537	3,727	6%	—%
Non-interest expenses:
Compensation, commissions and benefits	2,450	2,272	2,394	8%	2%
Non-compensation expenses:
Communications and information processing	194	178	199	9%	(3)%
Occupancy and equipment	80	73	84	10%	(5)%
Business development	81	68	82	19%	(1)%
Investment sub-advisory fees	63	53	60	19%	5%
Professional fees	37	34	53	9%	(30)%
Bank loan provision/(benefit) for credit losses	(3)	—	6	NM	NM
Other	105	110	118	(5)%	(11)%
Total non-compensation expenses	557	516	602	8%	(7)%
Total non-interest expenses	3,007	2,788	2,996	8%	—%
Pre-tax income	728	749	731	(3)%	—%
Provision for income taxes	165	149	127	11%	30%
Net income	563	600	604	(6)%	(7)%
Preferred stock dividends	1	1	1	—%	—%
Net income available to common shareholders	$562	$599	$603	(6)%	(7)%

Earnings per common share – basic (4)	$2.85	$2.94	$3.03	(3)%	(6)%
Earnings per common share – diluted (4)	$2.79	$2.86	$2.95	(2)%	(5)%
Weighted-average common shares outstanding – basic	197.1	203.7	199.0	(3)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	201.4	209.2	203.8	(4)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal First Quarter of 2026	(Unaudited)

	As of				% change from
$ in billions, except per share amounts	December 31, 2025		December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Total assets	$88.8		$82.3	$88.2	8%	1%
Total common equity attributable to Raymond James Financial, Inc.	$12.5		$11.8	$12.4	6%	1%
Book value per share (9)	$63.41		$57.89	$62.72	10%	1%
Tangible book value per share (1) (9)	$54.82		$49.49	$54.12	11%	1%

Capital ratios:
Tier 1 leverage	12.7%	(3)	13.0%	13.1%
Tier 1 capital	23.2%	(3)	23.7%	23.0%
Common equity tier 1	23.0%	(3)	23.5%	22.9%
Total capital	24.3%	(3)	25.0%	24.1%

	As of			% change from
Client asset metrics ($ in billions)	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Client assets under administration	$1,773.1	$1,557.5	$1,730.6	14%	2%
Private Client Group assets under administration	$1,708.5	$1,491.8	$1,666.5	15%	3%
Private Client Group assets in fee-based accounts	$1,040.1	$876.6	$1,008.1	19%	3%
Financial assets under management	$280.8	$243.9	$274.9	15%	2%

	Three months ended
Net new assets metrics ($ in millions)	December 31, 2025	December 31, 2024	September 30, 2025
Domestic Private Client Group net new assets (2)	$30,828	$14,020	$17,930
Domestic Private Client Group net new assets growth — annualized (2)	8.0%	4.0%	5.0%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Raymond James Bank Deposit Program (“RJBDP”): (10)
Bank segment	$27,819	$23,946	$26,555	16%	5%
Third-party banks	15,996	20,341	14,761	(21)%	8%
Subtotal RJBDP	43,815	44,287	41,316	(1)%	6%
Client Interest Program	1,815	1,664	1,572	9%	15%
Total clients’ domestic cash sweep balances	45,630	45,951	42,888	(1)%	6%
Enhanced Savings Program (“ESP”) (11)	12,448	13,785	13,465	(10)%	(8)%
Total clients’ domestic cash sweep and ESP balances	$58,078	$59,736	$56,353	(3)%	3%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from
	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Net interest income and RJBDP fees (third-party banks)	$667	$673	$653	(1)%	2%
Average yield on RJBDP - third-party banks (12)	2.76%	3.12%	2.91%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal First Quarter of 2026	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	December 31, 2025			December 31, 2024			September 30, 2025
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,321	$52	3.85%	$6,453	$76	4.65%	$5,564	$60	4.30%
Available-for-sale securities	7,276	42	2.29%	8,753	49	2.26%	7,611	43	2.28%
Loans held for sale and investment: (13)
Loans held for investment:
Securities-based loans (14)	20,626	296	5.62%	16,485	270	6.40%	18,961	289	5.96%
Commercial and industrial loans	10,701	168	6.16%	10,128	178	6.88%	10,614	174	6.40%
Commercial real estate loans	7,718	121	6.13%	7,641	135	6.92%	7,709	127	6.44%
Real estate investment trust loans	1,718	29	6.59%	1,653	31	7.35%	1,662	31	7.06%
Residential mortgage loans	10,467	107	4.10%	9,536	91	3.82%	10,154	103	4.05%
Tax-exempt loans (15)	1,148	8	3.41%	1,305	9	3.36%	1,257	9	3.47%
Loans held for sale	304	5	6.69%	212	4	7.22%	232	4	7.00%
Total loans held for sale and investment	52,682	734	5.49%	46,960	718	6.02%	50,589	737	5.72%
All other interest-earning assets	241	3	4.85%	243	4	5.81%	239	3	5.06%
Interest-earning assets — Bank segment	$65,520	$831	5.00%	$62,409	$847	5.35%	$64,003	$843	5.19%
All other segments
Cash and cash equivalents	$5,109	$49	3.81%	$4,056	$48	4.72%	$4,444	$48	4.23%
Assets segregated for regulatory purposes and restricted cash	3,897	35	3.56%	3,648	42	4.55%	3,634	35	3.91%
Trading assets — debt securities	1,570	22	5.47%	1,395	19	5.41%	1,409	18	5.23%
Brokerage client receivables	2,617	43	6.56%	2,407	45	7.35%	2,448	43	6.94%
All other interest-earning assets	2,928	27	3.53%	2,579	26	3.93%	2,755	27	3.83%
Interest-earning assets — all other segments	$16,121	$176	4.31%	$14,085	$180	5.05%	$14,690	$171	4.62%
Total interest-earning assets	$81,641	$1,007	4.86%	$76,494	$1,027	5.29%	$78,693	$1,014	5.08%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (10)	$35,027	$131	1.49%	$32,548	$168	2.05%	$33,517	$143	1.69%
Interest-bearing demand deposits (11)	22,144	204	3.66%	20,921	229	4.34%	22,262	227	4.03%
Certificates of deposit	1,961	20	4.13%	2,452	28	4.59%	1,855	20	4.27%
Total bank deposits (16)	59,132	355	2.39%	55,921	425	3.02%	57,634	390	2.68%
Federal Home Loan Bank advances and all other interest-bearing liabilities	751	6	2.85%	1,091	8	2.69%	818	11	2.02%
Interest-bearing liabilities — Bank segment	$59,883	$361	2.40%	$57,012	$433	3.01%	$58,452	$401	2.71%
All other segments
Trading liabilities — debt securities	$932	$12	5.25%	$859	$11	5.07%	$883	$12	5.39%
Brokerage client payables	5,042	14	1.09%	4,771	20	1.65%	4,882	14	1.20%
Senior notes payable	3,521	43	4.91%	2,040	23	4.50%	2,362	27	4.65%
All other interest-bearing liabilities (16)	1,272	11	3.19%	1,132	11	3.78%	1,277	9	2.79%
Interest-bearing liabilities — all other segments	$10,767	$80	2.95%	$8,802	$65	2.92%	$9,404	$62	2.68%
Total interest-bearing liabilities	$70,650	$441	2.48%	$65,814	$498	3.00%	$67,856	$463	2.71%
Firmwide net interest income		$566			$529			$551
Net interest margin (net yield on interest-earning assets)
Bank segment			2.81%			2.60%			2.71%
Firmwide			2.75%			2.74%			2.78%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal First Quarter of 2026	(Unaudited)

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Net revenues/(losses):
Private Client Group	$2,768	$2,548	$2,660	9%	4%
Capital Markets	380	480	513	(21)%	(26)%
Asset Management	326	294	314	11%	4%
Bank	487	425	459	15%	6%
Other (17)	(1)	12	12	NM	NM
Intersegment eliminations	(225)	(222)	(231)	1%	(3)%
Total net revenues	$3,735	$3,537	$3,727	6%	—%

Pre-tax income/(loss):
Private Client Group	$439	$462	$416	(5)%	6%
Capital Markets	9	74	90	(88)%	(90)%
Asset Management	143	125	132	14%	8%
Bank	173	118	133	47%	30%
Other (17)	(36)	(30)	(40)	(20)%	10%
Pre-tax income	$728	$749	$731	(3)%	—%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal First Quarter of 2026	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Asset management and related administrative fees	$1,693	$1,476	$1,585	15%	7%
Brokerage revenues:
Mutual and other fund products	164	152	155	8%	6%
Insurance and annuity products	132	118	147	12%	(10)%
Equities, exchange-traded funds (“ETFs”) and fixed income products	174	163	163	7%	7%
Total brokerage revenues	470	433	465	9%	1%
Account and service fees:
Mutual fund and other investment products	142	126	136	13%	4%
RJBDP fees: (10)
Bank segment	188	187	191	1%	(2)%
Third-party banks	101	144	102	(30)%	(1)%
Client account and other fees	71	70	67	1%	6%
Total account and service fees	502	527	496	(5)%	1%
Investment banking	8	8	9	—%	(11)%
Interest income	114	126	118	(10)%	(3)%
All other	4	5	13	(20)%	(69)%
Total revenues	2,791	2,575	2,686	8%	4%
Interest expense	(23)	(27)	(26)	(15)%	(12)%
Net revenues	2,768	2,548	2,660	9%	4%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	1,512	1,325	1,434	14%	5%
Recruiting and retention-related compensation (8)	107	88	98	22%	9%
Total financial advisor compensation	1,619	1,413	1,532	15%	6%
Administrative compensation and benefits	432	418	419	3%	3%
Total compensation, commissions and benefits	2,051	1,831	1,951	12%	5%
Non-compensation expenses	278	255	293	9%	(5)%
Total non-interest expenses	2,329	2,086	2,244	12%	4%
Pre-tax income	$439	$462	$416	(5)%	6%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal First Quarter of 2026	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Brokerage revenues:
Fixed income	$91	$85	$99	7%	(8)%
Equity	50	41	41	22%	22%
Total brokerage revenues	141	126	140	12%	1%
Investment banking:
Merger & acquisition and advisory	119	226	163	(47)%	(27)%
Equity underwriting	31	35	46	(11)%	(33)%
Debt underwriting	50	56	100	(11)%	(50)%
Total investment banking	200	317	309	(37)%	(35)%
Interest income	28	29	27	(3)%	4%
Affordable housing investments business revenues	31	29	58	7%	(47)%
All other	4	5	4	(20)%	—%
Total revenues	404	506	538	(20)%	(25)%
Interest expense	(24)	(26)	(25)	(8)%	(4)%
Net revenues	380	480	513	(21)%	(26)%
Non-interest expenses:
Compensation, commissions and benefits	261	301	303	(13)%	(14)%
Non-compensation expenses	110	105	120	5%	(8)%
Total non-interest expenses	371	406	423	(9)%	(12)%
Pre-tax income	$9	$74	$90	(88)%	(90)%

Asset Management

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Asset management and related administrative fees:
Managed programs	$211	$189	$204	12%	3%
Administration and other	105	93	99	13%	6%
Total asset management and related administrative fees	316	282	303	12%	4%
Account and service fees	6	6	6	—%	—%
All other	4	6	5	(33)%	(20)%
Net revenues	326	294	314	11%	4%
Non-interest expenses:
Compensation, commissions and benefits	59	58	60	2%	(2)%
Non-compensation expenses	124	111	122	12%	2%
Total non-interest expenses	183	169	182	8%	1%
Pre-tax income	$143	$125	$132	14%	8%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal First Quarter of 2026	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Interest income	$831	$847	$843	(2)%	(1)%
Interest expense	(361)	(433)	(401)	(17)%	(10)%
Net interest income	470	414	442	14%	6%
All other	17	11	17	55%	—%
Net revenues	487	425	459	15%	6%
Non-interest expenses:
Compensation and benefits	48	46	46	4%	4%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(3)	—	6	NM	NM
RJBDP fees to Private Client Group (10)	188	187	191	1%	(2)%
All other	81	74	83	9%	(2)%
Total non-compensation expenses	266	261	280	2%	(5)%
Total non-interest expenses	314	307	326	2%	(4)%
Pre-tax income	$173	$118	$133	47%	30%

Other (17)

	Three months ended			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Revenues:
Interest income	$42	$34	$37	24%	14%
All other	1	3	—	(67)%	NM
Total revenues	43	37	37	16%	16%
Interest expense	(44)	(25)	(25)	76%	76%
Net revenues/(losses)	(1)	12	12	NM	NM
Non-interest expenses:
Compensation and benefits	31	36	35	(14)%	(11)%
All other	4	6	17	(33)%	(76)%
Total non-interest expenses	35	42	52	(17)%	(33)%
Pre-tax loss	$(36)	$(30)	$(40)	(20)%	10%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal First Quarter of 2026	(Unaudited)

Bank Segment

	As of			% change from
$ in billions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Total assets	$66.7	$62.3	$65.3	7%	2%
Bank loans, net	$53.4	$47.2	$51.6	13%	4%
Bank deposits	$60.2	$55.9	$58.9	8%	2%

	As of			% change from
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025	December 31, 2024	September 30, 2025
Bank loan allowance for credit losses	$440	$452	$452	(3)%	(3)%
Total nonperforming assets	$208	$161	$187	29%	11%
Total criticized loans	$611	$599	$660	2%	(7)%

Bank loan allowance for credit losses as a % of total loans held for investment	0.82%	0.95%	0.88%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (18)	1.82%	1.93%	1.88%

Nonperforming assets as a % of total assets	0.31%	0.26%	0.29%

Criticized loans as a % of total loans held for investment	1.14%	1.26%	1.28%

	Three months ended
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025
Net interest margin (net yield on interest-earning assets)	2.81%	2.60%	2.71%

Bank loan provision/(benefit) for credit losses	$(3)	$—	$6
Net charge-offs	$9	$4	$19

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal First Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025
Net income available to common shareholders	$562	$599	$603
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	7	8	6
Other acquisition-related compensation	—	—	4
Total “Compensation, commissions and benefits” expense	7	8	10
Communications and information processing	1	—	2
Professional fees	2	1	8
Other:
Amortization of identifiable intangible assets (20)	10	11	10
All other acquisition-related expenses	—	—	9
Total “Other” expense	10	11	19
Total pre-tax impact of non-GAAP adjustments related to acquisitions	20	20	39
Tax effect of non-GAAP adjustments	(5)	(5)	(7)
Total non-GAAP adjustments, net of tax	15	15	32
Adjusted net income available to common shareholders (1)	$577	$614	$635

Pre-tax income	$728	$749	$731
Pre-tax impact of non-GAAP adjustments (as detailed above)	20	20	39
Adjusted pre-tax income (1)	$748	$769	$770

Compensation, commissions and benefits expense	$2,450	$2,272	$2,394
Less: Total compensation-related acquisition expenses (as detailed above)	7	8	10
Adjusted “Compensation, commissions and benefits” expense (1)	$2,443	$2,264	$2,384

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal First Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended
	December 31, 2025	December 31, 2024	September 30, 2025
Pre-tax margin (6)	19.5%	21.2%	19.6%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.2%	0.2%	0.1%
Other acquisition-related compensation	—%	—%	0.1%
Total “Compensation, commissions and benefits” expense	0.2%	0.2%	0.2%
Communications and information processing	—%	—%	0.1%
Professional fees	—%	—%	0.2%
Other:
Amortization of identifiable intangible assets (20)	0.3%	0.3%	0.3%
All other acquisition-related expenses	—%	—%	0.3%
Total “Other” expense	0.3%	0.3%	0.6%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.5%	0.5%	1.1%
Adjusted pre-tax margin (1) (6)	20.0%	21.7%	20.7%

Total compensation ratio (7)	65.6%	64.2%	64.2%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (19)	0.2%	0.2%	0.1%
Other acquisition-related compensation	—%	—%	0.1%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.2%	0.2%	0.2%
Adjusted total compensation ratio (1) (7)	65.4%	64.0%	64.0%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal First Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended
Earnings per common share (4)	December 31, 2025	December 31, 2024	September 30, 2025
Basic	$2.85	$2.94	$3.03
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.04	0.04	0.03
Other acquisition-related compensation	—	—	0.02
Total “Compensation, commissions and benefits” expense	0.04	0.04	0.05
Communications and information processing	—	—	0.01
Professional fees	0.01	—	0.04
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05
All other acquisition-related expenses	—	—	0.05
Total “Other” expense	0.05	0.05	0.10
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.10	0.09	0.20
Tax effect of non-GAAP adjustments	(0.03)	(0.02)	(0.04)
Total non-GAAP adjustments, net of tax	0.07	0.07	0.16
Adjusted basic (1)	$2.92	$3.01	$3.19

Diluted	$2.79	$2.86	$2.95
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	0.03	0.04	0.03
Other acquisition-related compensation	—	—	0.02
Total “Compensation, commissions and benefits” expense	0.03	0.04	0.05
Communications and information processing	—	—	0.01
Professional fees	0.01	—	0.04
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05
All other acquisition-related expenses	—	—	0.04
Total “Other” expense	0.05	0.05	0.09
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.09	0.09	0.19
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.03)
Total non-GAAP adjustments, net of tax	0.07	0.07	0.16
Adjusted diluted (1)	$2.86	$2.93	$3.11
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal First Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	December 31, 2025	December 31, 2024	September 30, 2025
Total common equity attributable to Raymond James Financial, Inc.	$12,491	$11,844	$12,424
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,838	1,858	1,847
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(146)	(139)	(144)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,799	$10,125	$10,721
Common shares outstanding	197.0	204.6	198.1
Book value per share (9)	$63.41	$57.89	$62.72
Tangible book value per share (1) (9)	$54.82	$49.49	$54.12

Return on common equity	Three months ended
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025
Average common equity (21)	$12,458	$11,719	$12,302
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	4	4	3
Other acquisition-related compensation	—	—	2
Total “Compensation, commissions and benefits” expense	4	4	5
Communications and information processing	1	—	1
Professional fees	1	1	4
Other:
Amortization of identifiable intangible assets (20)	5	6	5
All other acquisition-related expenses	—	—	5
Total “Other” expense	5	6	10
Total pre-tax impact of non-GAAP adjustments related to acquisitions	11	11	20
Tax effect of non-GAAP adjustments	(3)	(3)	(4)
Total non-GAAP adjustments, net of tax	8	8	16
Adjusted average common equity (1) (21)	$12,466	$11,727	$12,318

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal First Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended
$ in millions	December 31, 2025	December 31, 2024	September 30, 2025
Average common equity (21)	$12,458	$11,719	$12,302
Less:
Average goodwill and identifiable intangible assets, net	1,843	1,872	1,854
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(145)	(139)	(144)
Average tangible common equity (1) (21)	$10,760	$9,986	$10,592
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (19)	4	4	3
Other acquisition-related compensation	—	—	2
Total “Compensation, commissions and benefits” expense	4	4	5
Communications and information processing	1	—	1
Professional fees	1	1	4
Other:
Amortization of identifiable intangible assets (20)	5	6	5
All other acquisition-related expenses	—	—	5
Total “Other” expense	5	6	10
Total pre-tax impact of non-GAAP adjustments related to acquisitions	11	11	20
Tax effect of non-GAAP adjustments	(3)	(3)	(4)
Total non-GAAP adjustments, net of tax	8	8	16
Adjusted average tangible common equity (1) (21)	$10,768	$9,994	$10,608

Return on common equity (5)	18.0%	20.4%	19.6%
Adjusted return on common equity (1) (5)	18.5%	20.9%	20.6%
Return on tangible common equity (1) (5)	20.9%	24.0%	22.8%
Adjusted return on tangible common equity (1) (5)	21.4%	24.6%	23.9%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal First Quarter of 2026                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2025, September 30, 2025, and December 31, 2024.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)
PCG recruiting and retention-related compensation includes expenses related to cash and equity awards issued in conjunction with recruiting activities, as retention for existing advisors, or in conjunction with our acquisitions (as further described in footnote 19). Such awards are expensed over the requisite service period (typically between 5 and 10 years).

(9)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(10)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included in money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(11)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(12)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(13)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(14)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(15)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(16)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(17)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(18)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

RAYMOND JAMES FINANCIAL, INC.
Fiscal First Quarter of 2026                                 Footnotes

(19)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(20)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(21)	Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.